412  P- 1
412  PA- 1
                          SUPPLEMENT DATED JUNE 1, 2006
                              TO THE PROSPECTUS OF
                      FRANKLIN TEMPLETON HARD CURRENCY FUND
                               DATED MARCH 1, 2006

The prospectus is amended as follows:

I. The portfolio manager line- up in the "Management" section is replaced with the following:

 The Fund is managed by a dedicated professional focused on investments in high-quality, short- term money market instruments denominated in foreign hard currencies. The portfolio manager responsible for the Fund's management is:

 MICHAEL HASENSTAB Ph.D., PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS

 Dr. Hasenstab has been a manager of the Fund since 2001. He has sole responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE